Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 19:- SUBSEQUENT EVENTS:

After the balance sheet date, the company submitted to the Israeli Ministry of Finance a request for compensation for a decrease in sales in the fourth quarter due to the Iron Swords War. The Company received an advance payment of approximately NIS 500,000 (approx. USD 138,000) on account of such compensation. The Company did not recognize the advance payment since official confirmation regarding the Company’s entitlement to compensation has not been received yet.